Exhibit 99.1

Diversified Holdings, Inc.

August 27, 2012

To:           The Shareholders of Acacia Diversified Holdings, Inc. (previously Acacia Automotive, Inc.)

Dear Ladies and Gentlemen:

As a shareholder of record of Acacia Automotive, Inc. (the “Company”), you are entitled under the Company's Bylaws to be provided with notice that a Written Consent by the Majority of the Shareholders of Acacia Automotive, Inc. in Lieu of a Special Meeting was agreed to on July 26, 2012 (the “Resolution”).  Pursuant to that Resolution, the following matters were approved by those shareholders representing approximately 67.75% of the total common shares of the Company. To wit:

1) Authorization to change the name of the Company from Acacia Automotive, Inc. to Acacia Diversified Holdings, Inc. in an effort to reflect the Company's evaluation of new business opportunities outside of its traditional industries;

2) Authorization to consummate a transaction whereby the Company sold certain assets of its wholly-owned subsidiary, Acacia Augusta Vehicle Auction, Inc. (“AAVA”), to Southern Vehicle Auctions, Inc. for $1,450,000, of which $1,237,500 was for cash or cash equivalents and the remaining $212,500 was taken back as a Note from the Buyers;

3) Authorization to employ the proceeds from the sale of the AAVA assets to satisfy the Company's current obligations for legal and accounting services and general business obligations, together with certain unpaid wages and salaries.

4) Authorization to employ the proceeds from the sale of the AAVA assets to make all expenditures necessary to allow the Company to resume making regular reports as required by the United States Securities and Exchange Commission;

5) Authorization to seek new acquisitions, mergers, or business combinations to enhance the future opportunities of the Company;

6) Authorization to amend and restate the Company's Articles of Incorporation so as to conform with the newly-enacted Texas Business Organizations Code, together with other administrative amendments;

7) Authorization to dispense with inclusion of current financial and other reports in conjunction with the Written Consent of Shareholders;

8) Authorization to update and extend the Company's Acacia Automotive, Inc. 2007 Stock Incentive Plan and rename it the Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan;

9) Authorization to extend the Employment Contract of the Company's Chief Executive Officer for two years until December 31, 2017; and,

0) Instructions for the officers of the Corporation to carry out the resolutions that are the subject of the Written Consent, and to have the Amended and Restated Articles of Incorporation certified by the Texas Secretary of State.

A copy of the Resolution is included herein for your review. Shareholders may also wish to review the Company's Current Report on Form 8-K dated August 27, 2012 for further information as it relates hereto.  The 8-K can be viewed in its entirety on the United States Securities and Exchange Commission website at www.sec.gov. Should you have any questions, please email the Company at investor.relations@acacia.bz or write to:

Acacia Diversified Holdings, Inc.
ATTN:  Investor Relations
3512 E. Silver Springs Blvd - #243
Ocala, FL  34470

Thank you for your continuing support, and be assured that we are working diligently to bring value to the Company and to its shareholders.

Sincerely,

/s/ Steven L. Sample
Steven L. Sample, Chairman and CEO

ENCL:            Written Consent by the Majority of the Shareholders of Acacia Automotive, Inc. in Lieu of a Special Meeting of Shareholders dated July 26, 2012.

WRITTEN CONSENT BY THE MAJORITY OF THE SHAREHOLDERS OF
ACACIA AUTOMOTIVE, INC.
IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS

July 26, 2012

Pursuant to Section 6.202 of the Texas Business Organizations Code, the undersigned, being the holders of more than 66.67% of the total issued and outstanding shares of Acacia Automotive, Inc., a Texas corporation (the "Corporation"), as of the Record Date of July 23, 2012, and representing the number of votes required to enact the actions taken hereby, declare that upon execution of this Written Consent by the Majority of the Shareholders of Acacia Automotive, Inc. in Lieu of a Special Meeting of Shareholders, the following Resolutions shall then be consented to, approved of, and adopted to the same extent and to have the same force and effect as if adopted at a Special Meeting of the Shareholders of the Corporation duly called and held for the purpose of acting upon proposals to adopt such Resolutions.

I.	Board of Directors Ratification of and Recommendation of This Written Consent by the Majority of the Shareholders of Acacia Automotive, Inc. in Lieu of a Special Meeting of Shareholders

WHEREAS the Corporation’s Board of Directors, by Unanimous Written Consent on July 20, 2012, recommended all the actions to be taken by this Written Consent by the Majority of the Shareholders of Acacia Automotive, Inc. in Lieu of a Special Meeting of Shareholders, and

WHEREAS the majority of the shareholders of the Corporation find it in the best interests of the Corporation to ratify the recommendations of the Corporation’s Board of Directors in the matters noted herein.

NOW THEREFORE, BE IT RESOLVED that the majority of the shareholders of the Corporation, by this Written Consent by the Majority of the Shareholders of Acacia Automotive, Inc. in Lieu of a Special Meeting of Shareholders, hereby ratify all the actions recommended by the Corporation’s Board of Directors as noted herein.

II.	Sale of Certain Assets and the Associated Business of the Subsidiary of the Corporation

WHEREAS, the Board of Directors on December 30, 2010, unanimously approved the sale of any or all of the assets of the Corporation’s Acacia Augusta Vehicle Auction, Inc. subsidiary (the “Augusta Auction”) and the business associated therewith for the purpose of raising needed capital; and,

WHEREAS the Corporation’s Board of Directors reaffirmed on July 20, 2012, that it considers it to be in the best interests of the Corporation to sell selected assets and the related business of the Augusta Auction for that purpose; and,

WHEREAS the Corporation’s Board of Directors has approved a Definitive Asset Purchase Agreement dated as of June 28, 2012, to sell selected assets of its Augusta Auction and the business associated therewith; and,

NOW THEREFORE, BE IT RESOLVED, that the Corporation by the actions of its Board of Directors and the Written Consent of the required number of its shareholders, is directed to sell and transfer selected assets and the business of its Augusta Auction subsidiary under the terms of the Asset Purchase Agreement of June 28, 2012, to provide the Corporation with needed working capital; and,

III.           Authorization to change the name of the Corporation

WHEREAS, the Board of Directors on July 20, 2012, resolved to change the name of the Corporation from Acacia Automotive, Inc. to Acacia Diversified Holdings, Inc. to better position it for future business opportunities without limiting it to any particular industry.

NOW THEREFORE, BE IT RESOLVED, that the officers of the Corporation are instructed to take such actions as are necessary to properly change the name of the Corporation from Acacia Automotive, Inc. to Acacia Diversified Holdings, Inc., and to take such actions are required to properly register the new name in such venues and with such agencies as are required.

IV.	Authorization of the Corporation to Seek additional Acquisitions and/or Business Combinations

WHEREAS, the Board of Directors on July 20, 2012, approved the sale of certain assets of the Corporation’s Augusta Auction subsidiary and the business associated therewith; and,

WHEREAS, the Board of Directors in that same meeting further authorized the Corporation through the efforts of its CEO to seek new business combinations and/or acquisitions to enhance its future business opportunities.

NOW THEREFORE, BE IT RESOLVED, that the Corporation shall, upon closing of the agreement to sell and dispose of those certain assets of its Augusta Auction and the business associated therewith, through the actions of its CEO and at the earliest possible opportunities, make every reasonable effort to seek new business combinations or acquisitions to enhance its business opportunities, to engage in Letters of Intent to acquire entities or their assets, and to take such actions as to prepare any such acquisition or other business combination for presentation to the Corporation’s Board of Directors for final approval thereof.

V.	Payment of Financial Obligations and Efforts to Return to Current Reporting Status with the United States Securities and Exchange Commission (the “SEC”)

WHEREAS the Corporation has determined that it is in its best interests to pay its current obligations to its vendors and the employees of the Corporation and to provide for ongoing payments to its vendors and employees so as to allow the Corporation to continue as a going and functioning, full-reporting entity with the SEC and to enhance its future prospects for mergers, acquisitions, or operations.

NOW THEREFORE, BE IT RESOLVED that the Corporation shall, upon closing of the agreement to sell and dispose of certain assets of its Augusta Auction and the business associated therewith and receiving the proceeds from the sale thereof and within the limits of reasonable availability of its capital (i) pay its current obligations to vendors and employees of the Corporation; and, (ii) provide for ongoing payments to its vendors and employees so as to allow the Corporation to continue as a full-reporting entity with the SEC and to enhance its future prospects for mergers, acquisitions, or operations.

VI.           Extension of Employee Stock Option Plan and Employment Agreement.

WHEREAS the Corporation’s Board of Directors has determined that it is in the best interests of the Corporation to update, renew and extend its Acacia Automotive, Inc. 2007 Stock Incentive Plan; and,

 WHEREAS the Corporation’s Board of Directors has determined that it is in the best interests of the Corporation to rename that updated plan the Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan to more appropriately reflect the Company’s new name and the date of the plan revision.

NOW THEREFORE, BE IT RESOLVED that the Corporation by the actions of its Board of Directors and the Written Consent of the required number of its shareholders, is directed to adopt the attached 2012 Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan in its entirety.

WHEREAS the Corporation’s Board of Directors and the Compensation Committee thereof determined in actions taken January 2011 that it was in the best interests of the Corporation to retain the services of its CEO such as to continue to guide the Corporation’s activities, and did then ratify and enter into an Employment Agreement with its CEO effective January 1, 2011; and,

WHEREAS the Corporation’s Board of Directors has determined that it continues to be in the best interests of the Corporation to continue to retain the services of its CEO to continue to guide the Corporation and to assist the Corporation with bringing it to current status with its reporting, to actively seek to find one or more new acquisitions or business combinations to enhance the Corporation’s future opportunities, and to take such other actions as are required to keep the Corporation as a going and functioning entity; and,

WHEREAS the Corporation’s Board of Directors has determined that to best achieve those goals, it should update and extend the Employment Agreement of its CEO for an additional period of two years beyond its original term.

NOW THEREFORE, BE IT RESOLVED that the Corporation by the actions of its Board of Directors and the Written Consent of the required number of its shareholders in ratification thereof, is hereby directed to adopt the attached updated and extended Employment Agreement of the CEO dated July 26, 2012, in order to extend the basic term thereof from December 31, 2015, to December 31, 2017, on the terms contained therein.

VII.	No Financial Reporting Provided with This Written Consent of Shareholders

WHEREAS the Corporation has recently been unable to (i) timely file with the SEC its required 10-K Annual Reports and 10-Q Quarterly Reports; and, (ii) provide the same or similar financial and other reports in conjunction with this Written Consent of Shareholders as would generally accompany a Notice of Special Meeting of Shareholders; and,

WHEREAS the Corporation has determined that it is in its best interests to take the actions subject to this Written Consent of Shareholders in the absence of making available such other financial reports and information as would otherwise be provided in a Notice of Special Meeting of Shareholders, but which are currently unavailable.

NOW THEREFORE, BE IT RESOLVED that no financial or reporting information shall be included or otherwise provided in conjunction with this Written Consent by the Majority of the Shareholders of Acacia Automotive, Inc. in Lieu of a Special Meeting of Shareholders.

VIII.	Authorization of Amendments to and Restatement of the Corporation’s Articles of Incorporation

WHEREAS the Corporation has determined that it is in its best interests to amend certain of its Articles of Incorporation and to restate its Articles of Incorporation in their entirety such as to address any insufficiencies attendant thereto and to bring the Corporation into conformity with the new Texas Business Organizations Code.

NOW THEREFORE, BE IT RESOLVED that ratification of the Corporation’s Amended and Restated Articles of Incorporation, a true copy of which is attached hereto and made a part hereof, is granted by authority of this Written Consent by Shareholders and shall become effective at the time of filing of a certified copy thereof with the Texas Secretary of State.

IX.           Actions by Officers

WHEREAS the Corporation has determined that it is in its best interests to authorize and direct the CEO and Secretary of the Corporation to carry out these Resolutions and to promptly file a certified copy of the attached Amended and Restated Articles of Incorporation with the Secretary of State of Texas.

NOW THEREFORE, BE IT RESOLVED that the Corporation by the actions of its CEO and Secretary is hereby directed, authorized and empowered, in the name of and on behalf of the Corporation, to make or cause to be made, and to execute and deliver, all such agreements, documents, instruments and certificates, with the corporate seal of the Company affixed thereto and attested by the Secretary of the Company or unattested, or without such seal, and to do or cause to be done all such acts and things, and to take all such steps, and to take such actions, as any one or more of such officers may at any time or times deem necessary or desirable in connection with, or in furtherance of these Resolutions, and to otherwise carry out the full intent and purposes of the foregoing Resolutions; and,

BE IT FURTHER RESOLVED, that any and all actions heretofore taken by any officer or Director of the Company within the terms of the foregoing Resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Company.

X.
Recommendation and Ratification by the Shareholders of the Corporation of this Written Consent by the Majority of the Shareholders of Acacia Automotive, Inc. in Lieu of a Special Meeting of Shareholders

WHEREAS it is the desire of all the undersigned Shareholders of the Corporation to ratify each of the actions contained in this Written Consent of Shareholders, having full right and authority to do so, and to have all appropriate sections hereof properly certified and filed with the Secretary of the State of Texas.

NOW THEREFORE, BE IT RESOLVED that the undersigned Shareholders of the Corporation, having the full right and authority to do so, hereby approve and ratify all of the resolutions contained in this Written Consent of Shareholders all other actions heretofore adopted and taken as acts of the Company related to the above resolutions by affixing their signatures hereto in executing these actions as their Written Consent by the Majority of the Shareholders of Acacia Automotive, Inc. in Lieu of a Special Meeting of Shareholders as of July 26, 2012.

BE IT FURTHER RESOLVED that the Secretary of the Corporation is hereby authorized, empowered and directed, for and on behalf of the Company, to execute and file with the Texas Secretary of State any appropriate sections hereof.

The undersigned affirms that the foregoing Written Consent by the Majority of the Shareholders of Acacia Automotive, Inc. in Lieu of a Special Meeting of Shareholders on July 26, 2012 was duly adopted by the Corporation.

Date:  July 26, 2012

ACACIA DIVERSIFIED HOLDINGS, INC.

By:  /s/ Steven L. Sample
Steven L. Sample, President and CEO